Common Stock	9 Months Ended	12 Months Ended
	Sep. 30, 2014	Dec. 31, 2013
Equity [Abstract]
Common Stock

5. Stockholders’ Equity

On June 5, 2014, the Company effected a 1-for-6.28 reverse stock split of its issued and outstanding shares of common stock and a proportional adjustment to the existing conversion ratios for each series of redeemable convertible preferred stock. Accordingly, all share and per share amounts for all periods presented in these consolidated financial statements and notes thereto have been adjusted retroactively, where applicable, to reflect this reverse stock split and adjustment of the redeemable convertible preferred stock conversion ratios.

On June 24, 2014, the Company completed an IPO of its common stock, which resulted in the sale of 6,900,000 shares at a price of $16.00 per share. The Company received net proceeds from the IPO of $102,672 based upon the price of $16.00 per share and after deducting underwriting discounts and commissions paid by the Company. The Company also incurred offering costs of $2,508 related to the IPO.

Upon closing of the IPO, all outstanding shares of the Company’s redeemable convertible preferred stock were converted into 15,077,621 shares of common stock.

As of September 30, 2014, the Company’s Certificate of Incorporation, as amended and restated, authorizes the Company to issue 5,000,000 shares of $0.001 par value preferred stock. The rights, preferences, restrictions, qualifications and limitations of such stock are to be determined by the Company’s board of directors.

As of September 30, 2014 and December 31, 2013, the Company’s Certificate of Incorporation, as amended and restated, authorizes the Company to issue 115,000,000 shares of $0.001 par value common stock.

During the nine months ended September 30, 2013, the Company reacquired 6,635 shares of restricted common stock, at cost, that were forfeited by a former employee.

7. Common Stock

As of December 31, 2013, the Company’s Certificate of Incorporation, as amended and restated, authorizes the Company to issue 115,000,000 shares of $0.001 par value common stock.

Each share of common stock entitles the holder to one vote on all matters submitted to a vote of the Company’s stockholders. Common stockholders are entitled to receive dividends, as may be declared by the board of directors, if any, subject to the preferential dividend rights of the Redeemable Preferred Stock. When dividends are declared on shares of common stock, the Company must declare at the same time a dividend payable to the holders of Redeemable Preferred Stock equivalent to the dividend amount they would receive if each preferred share were converted into common stock. The Company may not pay dividends to common stockholders until all dividends accrued or declared but unpaid on the Redeemable Preferred Stock have been paid in full. As of December 31, 2013, no dividends had been declared.

During the year ended December 31, 2013, the Company reacquired and retired 6,635 shares of restricted common stock, at cost, that were forfeited by a former employee.

As of December 31, 2013, the Company had reserved 16,726,699 shares of common stock for the conversion of the outstanding shares of Series A, Series B, Series C, Series D and Series E redeemable convertible preferred stock (see Note 6) and the exercise of stock options and issuance of common stock under the Company’s Amended and Restated 2006 Stock Option Plan (see Note 8).